                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 8, 2005


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371               13-3787073
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 (Entry Into a Material Definitive Agreement

2005 Named Executive Officer Salaries.

On July 8, 2005, the Company adjusted the annual base salaries (effective as of July 1, 2005) of the Company's executive officers. These adjustments were approved by the Compensation Committee of the Board of Directors. The following table sets forth the previous and new annual base salary levels of the Company's Named Executive Officers (which officers were determined by reference to the Company's proxy statement, dated May 18, 2005):

Name and Position                         Year                                   Base Salary
-----------------                         ----                                   -----------

Thomas Murawski                           Before July 1, 2005                    $465,000
Chairman, President and Chief
Executive Officer
                                          From and after July 1, 2005            $483,600


Michael Doyle                             Before July 1, 2005                    $225,000
Vice President and Chief Financial
Officer
                                          From and after July 1, 2005            $237,000


David Ambrosia                            Before July 1, 2005                    $243,000
Executive Vice President and
General Counsel
                                          From and after July 1, 2005            $252,720


ITEM 9.01 (C) Exhibits.

None.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005

                                EASYLINK SERVICES CORPORATION


                                By: /s/ Thomas Murawski
                                    -------------------------------------------
                                Thomas Murawski, Chairman, President and Chief Executive Officer


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